UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2007
AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland (State or other jurisdiction of incorporation or organization)	77-0404318 (I.R.S. Employer Identification No.)
2900 Eisenhower Avenue, Suite 300
Alexandria, Virginia 22314
(Address of principal executive offices)(Zip code)
(703) 329-6300
(Registrant’s telephone number, including area code)
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 31, 2007, AvalonBay Communities, Inc. issued a press release announcing its financial results for the second quarter 2007. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release of AvalonBay Communities, Inc. dated July 31, 2007, including Attachments.

99.2	Supplemental discussion of second quarter 2007 operating results (the “Full Release”) dated July 31, 2007 including Attachments.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.
Dated: August 1, 2007	By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President Finance, Assistant Treasurer and Assistant Secretary

Exhibit Index
99.1	Press Release of AvalonBay Communities, Inc. dated July 31, 2007, including Attachments.

99.2	Supplemental discussion of second quarter 2007 operating results (the “Full Release”) dated July 31, 2007, including Attachments.